                      SECURITIES AND EXCHANGE COMMISSION

                             450 FIFTH STREET, NW
                             WASHINGTON, DC 20549

                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                 JUNE 27, 1997
                       (DATE OF EARLIEST EVENT REPORTED)

                         PNC MORTGAGE SECURITIES CORP.
                    AS DEPOSITOR AND MASTER SERVICER UNDER A
                        POOLING AND SERVICING AGREEMENT
                            DATED AS OF JUNE 1, 1997
                         PROVIDING FOR THE ISSUANCE OF

                                $289,713,408.73

                      MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-4

             Delaware              33-84896              36-4165234

         (State or other         (Commission           (IRS Employer
         jurisdiction of         File Number)          Identification
         Incorporation)                                Number)

                            75 NORTH FAIRWAY DRIVE
                         VERNON HILLS, ILLINOIS 60061

                   (Address of principal executive offices)

              Registrant's telephone number, including area code:

                                (847) 549-6500

Item 5.   OTHER EVENTS

DESCRIPTION OF THE CERTIFICATES AND THE MORTGAGE POOL.

     On June 27, 1997 (the "Closing Date"), PNC Mortgage Securities Corp. (the "Company"), pursuant to a pooling and servicing agreement, dated as of June 1, 1997, between the Company and First Bank National Association, as trustee, caused the Mortgage Pass-Through Certificates, Series 1997-4, to be issued (the "Certificates") which consist of the following twenty-three classes: (i) Class IPP-1, Class IPP-2, Class IPP-3 and Class IPP-4 (the "Group IA Certificates"), (ii) Class IIPP-1, Class IIPP-2, Class IIPP-3, Class IIPP-4 and Class IIPP-5 (the "Group IIA Certificates" and, together with the Group IA Certificates, the "Class A Certificates"), (iii) Class IP and Class IIP (the "Class P Certificates"), (iv) Class IX and Class IIX (the "Class X Certificates"), (v) Class IIPP-6, (vi) Class B-1, Class B-2 and Class B-3 (the "Senior Subordinate Certificates"), (vii) Class B-4, Class B-5 and Class B-6 (the "Junior Subordinate Certificates" and, together with the Senior Subordinate Certificates, the "Subordinate Certificates" or the "Class B Certificates"), and (viii) Class R, Class R-1 and Class R-2 (the "Residual Certificates" and, together with the Class A, Class P, Class X and Class IIPP-6 Certificates, the "Senior Certificates"). The Group IA, Class IP and Class IX Certificates are sometimes referred to as the "Group I Certificates" and the Group IIA, Class IIP, Class IIX and Class IIPP-6 Certificates are sometimes referred to as the "Group II Certificates". The Class IPP-4 and Class IIPP-3 Certificates are sometimes referred to as the "Prepayment Lockout Certificates". Only the Senior Certificates and the Senior Subordinate Certificates (collectively, the "Offered Certificates") are offered to the public pursuant to the Company's Prospectus dated November 21, 1996 (the "Base Prospectus"), and Prospectus Supplement dated June 23, 1997 (the "Prospectus Supplement", and together with the Base Prospectus, the "Prospectus").

     The Certificates, other than the Class R-1 and Class R-2 Certificates, evidence all the beneficial ownership interest in a trust (the "Certificate Trust") established by the Company, the assets of which, together with the Class R-2 Certificates described in the Prospectus, will evidence all the beneficial ownership interest in another trust (the "First Level Certificate Trust") also established by the Company, which will evidence, together with the Class R-1 Certificates described in the Prospectus, all the beneficial ownership interest in another trust (the "Mortgage Trust") also established by the Company. The Mortgage Trust consists of a pool (the "Mortgage Pool") of conventional fixed-rate one- to four-family residential mortgage loans with original terms to maturity of not more than 30 years (the "Mortgage Loans") deposited and master serviced by the Company, and certain other assets, as described in the Prospectus. The Mortgage Pool (as described in the Prospectus) consists of two groups of Mortgage Loans ("Loan Group I" and "Loan Group II", and each, a "Loan Group"). The Mortgage Loans in Loan Group I are sometimes referred to as the "Group I Loans" and the Mortgage Loans in Loan Group II are sometimes referred to as the "Group II Loans". The Group I Certificates correspond to the Group I Loans and evidence, in the aggregate, a 96.50% undivided interest in the Group I Loans, which consist of fixed-rate

Mortgage Loans with terms to maturity of not more than 15 years. The Group II Certificates correspond to the Group II Loans and evidence, in the aggregate, a 96.50% undivided interest in the Group II Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of greater than 15 years but not more than 30 years. Distributions of interest and principal on the Group I Certificates and the Group II Certificates are solely based on interest and principal received or advanced with respect to the Group I Loans and Group II Loans, respectively, except under the limited circumstances described in the Prospectus Supplement in "Description of the Certificates --Cross-Collateralization". The rights of the holders of the Class B Certificates to receive distributions with respect to the Mortgage Loans will be based on interest and principal received or advanced with respect to both Loan Groups, and will be subordinate to the rights of the holders of the Senior Certificates to the extent described in the Prospectus Supplement.

     The Company has caused elections to be made to treat the Mortgage Trust, the First Level Certificate Trust and the Certificate Trust as "real estate mortgage investment conduits" (each, a "REMIC") for federal income tax purposes. All of the certificates issued by the Mortgage Trust, the First Level Certificate Trust and the Certificate Trust, other than the Class R-1, Class R-2 and Class R Certificates, represent ownership of REMIC "regular interests". The Class R, Class R-2 and Class R-1 Certificates represent ownership of the REMIC "residual interest" in the Certificate Trust, the First Level Certificate Trust and the Mortgage Trust, respectively. See "Certain Federal Income Tax Consequences" in the Prospectus Supplement and in the Prospectus.

     The Offered Certificates, other than the Class R-1 and Class R-2 Certificates, evidence interests only in the Certificate Trust and are payable solely from amounts received with respect thereto. The Class R-1 Certificates evidence the residual interests in only the Mortgage Trust. The Class R-2 Certificates evidence the residual interests in only the First Level Certificate Trust and the Class R Certificates evidence the residual interests in only the Certificate Trust.


___________________________


     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus, dated November 21, 1996, and Prospectus Supplement, dated June 23, 1997, of PNC Mortgage Securities Corp., relating to its Mortgage Pass-Through Certificates, Series 1997-4.

     The initial Class Principal Balance, initial Remittance Rate and Last Scheduled Distribution Date for each Class of Offered Certificates is set forth in the table below:

                      INITIAL CLASS          INITIAL           LAST SCHEDULED
      CLASS         PRINCIPAL BALANCE   REMITTANCE RATE (1)   DISTRIBUTION DATE

     Class IPP-1      $38,992,477.00         7.000%            July 25, 2027
     Class IPP-2        4,392,000.00         7.000%            July 25, 2027
     Class IPP-3        6,068,000.00         7.000%            July 25, 2027
     Class IPP-4       12,363,156.00         7.000%            July 25, 2027
     Class IIPP-1      91,000,000.00         7.500%            July 25, 2027
     Class IIPP-2      21,485,000.00         7.500%            July 25, 2027
     Class IIPP-3      43,604,403.00         7.250%            July 25, 2027
     Class IIPP-4      53,085,098.00         7.250%            July 25, 2027
     Class IIPP-5       8,847,516.00         9.000%            July 25, 2027
     Class IIPP-6              --            7.500%(2)         July 25, 2027
     Class IX                  --            7.000%(3)         July 25, 2027
     Class IIX                 --            7.500%(4)         July 25, 2027
     Class IP             595,842.00               (5)         July 25, 2027
     Class IIP          1,536,545.73               (5)         July 25, 2027
     Class IB-1         3,652,463.00     Variable Rate (6)     July 25, 2027
     Class IB-2         2,483,675.00     Variable Rate (6)     July 25, 2027
     Class IB-3         1,607,083.00     Variable Rate (6)     July 25, 2027
     Class R                   50.00         7.000%            July 25, 2027
     Class R-1                 50.00         7.000%            July 25, 2027
     Class R-2                 50.00         7.000%            July 25, 2027

__________________________

(1) Interest distributed to the Offered Certificates (other than the Class P Certificates which are not entitled to distributions of interest) on each Distribution Date will have accrued during the preceding calendar month at the applicable per annum Remittance Rate.

(2) The Remittance Rate on the Class IIPP-6 Certificates is 7.500% per annum. The Class IIPP-6 Certificates accrue interest on the Class IIPP-6 Notional Amount. The Class IIPP-6 Notional Amount with respect to any Distribution Date will equal 3.33333333% (precisely 1/30) of the Class IIPP-3 Principal Balance as of that Distribution Date. The Class IIPP-6 Notional Amount as of the Cut-Off Date was approximately $1,453,480. The Class IIPP-6 Certificates are not entitled to receive distributions of principal.

(3) The Remittance Rate on the Class IX Certificates is 7.000% per annum. The Class IX Certificates will accrue interest on the Class IX Notional Amount (as defined in "Description of the Certificates - Distributions of Interest" in the Prospectus Supplement). The Class IX Notional Amount as of the Cut-Off Date was approximately $2,071,948. The Class IX Certificates are not entitled to receive distributions of principal.

(4) The Remittance Rate on the Class IIX Certificates is 7.500% per annum. The Class IIX Certificates will accrue interest on the Class IIX Notional Amount (as defined in "Description of the Certificates -- Distributions of Interest" in the Prospectus Supplement). The Class IIX Notional Amount as of the Cut-Off Date was approximately $6,552,790. The Class IIX Certificates are not entitled to receive distributions of principal.

(5) The Class IP and Class IIP Certificates are not entitled to receive distributions of interest.

(6) The Remittance Rate on the Class B-1, Class B-2 and Class B-3 Certificates will vary from 7.000% to 7.500% per annum. For a more detailed description of the Remittance Rate on the Class B Certificates, see "Description of the Certificates -- Distributions of Interest -- Class B Remittance Rate" in the Prospectus Supplement. The initial Remittance Rate for each Class of the Class B Certificates is approximately 7.389% per annum.

     The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance outstanding as of June 1, 1997 (the "Cut-Off Date"), after deducting payments due on or before that date, of approximately $292,197,087. The Group I Loans and Group II Loans had an aggregate principal balance outstanding as of the Cut-Off Date, after deducting payments due on or before that date, of approximately $64,675,260 and $227,521,827, respectively.

     The Mortgage Loans are secured by first mortgages or first deeds of trust or other similar security instruments creating first liens on one- to four-family residential properties (the "Mortgaged Properties"), which may include detached homes, duplexes, townhouses, individual condominium units, individual units in planned unit developments and other attached dwelling units which are part of buildings consisting of more than four units (so long as the property subject to the lien of the related Mortgage consists of no more than four units), and having the additional characteristics described below and in the Prospectus.

     Each Mortgage Loan will have a first payment date during the period from October 1, 1996 through July 1, 1997, inclusive, and will have an original term to maturity of not more than 15 years in the case of Group I Loans and 30 years in the case of Group II Loans.

     Each Mortgage Loan imposes penalties for early prepayments (except for prepayments due to the sale of the related Mortgaged Property). During the first three years after origination of each Mortgage Loan (the "Penalty Period"), the Mortgagor may not prepay more than 20% of the original principal amount of the Mortgage Loan in any twelve month period without incurring a penalty. The penalty is equal to the lesser of (i) two percent of any amount prepaid in excess of the 20% of the original principal amount, (ii) six months' interest on such excess or (iii) the amount authorized by applicable law. No penalty will be imposed after the Penalty Period.

LOAN GROUP I

     As of the Cut-Off Date, the Mortgage Interest Rate on each Group I Loan was not less than 6.750% and not more than 8.250% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group I Loans was approximately 7.453% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group I Loan was not less than 6.460% and not more than 7.960% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group I Loans was approximately 7.160% per annum.

     All of the Group I Loans have principal and interest payable on the first day of each month (the "Due Date"). None of the Group I Loans are Buydown Loans. The latest original scheduled maturity of any Group I Loan is June 2012. Each of the Group I Loans have original terms to maturity of not more than 15 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Group I Loans was approximately
177.7 months. At origination, based upon an appraisal of the Mortgage Property securing each Group I Loan, approximately 95.0% of the Group I Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 5.0% of the Group I

Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group I Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-value Ratios of the Group I Loans was approximately 68.7%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group I Loans was approximately 68.2%. As of the Cut-Off Date, approximately 5.0% of the Group I Loans were covered by a Primary Insurance Policy. All of the Group I Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Group I Loan had a principal balance of not less than $95,000 nor more than $1,000,000, and the average principal balance of the Group I Loans as of the Cut-Off Date was approximately $345,857. Approximately 98.2% of the Group I Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group I Loans, and approximately 1.8% of the Group I Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. None of the Group I Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. None of the Group I Loans are secured by interests in cooperative apartments. The aggregate principal balance of Group I Loans originated under reduced documentation programs (including certain Group I Loans for which verification of income and deposits was not required), which generally limits the original Loan-to-Value Ratio of the Group I Loan, was approximately $8,400,046, which was approximately 13.0% of the Loan Group I. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group I Loans originated under such reduced documentation programs was approximately 64.2%.

     Approximately 83.7% of the Group I Loans are secured by Mortgaged Properties located in California; 7.0%, in Texas; and no other single state contains Mortgaged Properties securing more than 5.0% of the Group I Loans. No more than 2.8% of the Group I Loans are secured by Mortgaged Properties located in any one California zip code area, and no more than 1.7% of the Group I Loans were secured by Mortgaged Properties located in any other single zip code area. Approximately 52.7% of the Group I Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 47.3% of the Group I Loans were originated for the purpose of purchasing the Mortgaged Property.

LOAN GROUP II

     As of the Cut-Off Date, the Mortgage Interest Rate on each Group II Loan was not less than 7.000% and not more than 9.250% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group II Loans was approximately 7.957% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group II Loan was not less than 6.700% and not more than 8.960% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group II Loans was approximately 7.665% per annum.

     All of the Group II Loans have principal and interest payable on the Due Date. Three of the Group II Loans are Buydown Loans. The latest original scheduled maturity of any Group II Loan is June 2027. Each of the Group II

Loans have original terms to maturity of greater than 15 years but not more than 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Group II Loans was approximately
358.3 months. At origination, based upon an appraisal of the Mortgage Property securing each Group II Loan, approximately 88.0% of the Group II Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 12.0% of the Group II Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group II Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-value Ratios of the Group II Loans was approximately 76.1%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group II Loans was approximately 76.0%. As of the Cut-Off Date, approximately 12.1% of the Group II Loans were covered by a Primary Insurance Policy. All of the Group II Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Group II Loan had a principal balance of not less than $47,250 nor more than $980,000, and the average principal balance of the Group II Loans as of the Cut-Off Date was approximately $326,899. Approximately 99.6% of the Group II Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group II Loans, and approximately 0.4% of the Group II Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. None of the Group II Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. None of the Group II Loans are secured by interests in cooperative apartments. The aggregate principal balance of Group II Loans originated under reduced documentation programs (including certain Group II Loans for which verification of income and deposits was not required), which generally limits the original Loan-to-Value Ratio of the Group II Loan, was approximately $13,967,709, which was approximately 6.1% of the Loan Group
II. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group II Loans originated under such reduced documentation programs was approximately 62.8%.

     Approximately 94.0% of the Group II Loans are secured by Mortgaged Properties located in California and no other single state contains Mortgaged Properties securing more than 5% of the Group II Loans. No more than 3.1% of the Group II Loans are secured by Mortgaged Properties located in any one California zip code area, and no more than 0.4% of the Group II Loans were secured by Mortgaged Properties located in any other single zip code area. Approximately 24.7% of the Group II Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 75.3% of the Group II Loans were originated for the purpose of purchasing the Mortgaged Property.

     The Servicing Fee with respect to each Mortgage Loan is 0.250%. The Master Servicing Fee with respect to each Mortgage Loan in Loan Group I ranges from a minimum of 0.040% to a maximum of 0.050%, with a weighted average of 0.043%.
The Master Servicing Fee with respect to each Mortgage Loan in Loan Group II ranges from a minimum of 0.040% to a maximum of 0.050%, with a weighted average of 0.042%.

  See "Description of the Certificates -- Servicing Compensation and Payment of Expenses" in the Prospectus for information regarding other possible compensation to the Company and the servicers.

     The following tables describe additional characteristics of the Mortgage Loans for each Loan Group as of the Cut-Off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans in the applicable Loan Group as of the Cut-Off Date. Note that the sum of the percentages set forth under the heading "% of Aggregate Balance of Loan Group" in each of the tables that follow may not equal 100% due to rounding.

               a) Number of loans:  187
               b) Mortgage Interest Rates:
                                   1997-4
                                  Group I


                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.750%        3  $    1,141,990.25       1.77 %
                 6.875%        5  $    1,586,760.89       2.45 %
                 7.000%       14  $    6,083,285.59       9.41 %
                 7.125%       12  $    4,226,381.37       6.53 %
                 7.250%       28  $    8,944,961.16      13.83 %
                 7.375%       28  $   10,494,255.92      16.23 %
                 7.500%       20  $    7,372,967.95      11.40 %
                 7.625%       21  $    6,908,086.22      10.68 %
                 7.750%       24  $    8,943,835.60      13.83 %
                 7.875%       21  $    6,156,136.92       9.52 %
                 8.000%        7  $    1,950,351.51       3.02 %
                 8.125%        2  $      469,371.23       0.73 %
                 8.250%        2  $      396,875.08       0.61 %
                           -----   ----------------    -----------
                TOTAL        187  $   64,675,259.69     100.00 %
                           =====   ================

          c)Pass-Through Rates:
                        1997-4
                       Group I


                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.251 -  6.500%  $  1,141,990.25     6.750%          178
           6.501 -  6.750%  $  7,670,046.48     6.974%          178
           6.751 -  7.000%  $ 13,171,342.53     7.210%          178
           7.001 -  7.250%  $ 17,867,223.87     7.427%          178
           7.251 -  7.500%  $ 15,851,921.82     7.696%          178
           7.501 -  7.750%  $  8,106,488.43     7.905%          177
           7.751 -  8.000%  $    866,246.31     8.182%          179
                            ---------------    ------         ------
                            $ 64,675,259.69     7.453% *        178 *
                            ===============


          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

              d)  Original Principal Balances:
                                       1997-4
                                      Group I


                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $ 75,001 - 100,000         1  $       93,405.66       0.14 %
               $100,001 - 150,000         3  $      350,892.35       0.54 %
               $150,001 - 200,000         5  $      833,423.02       1.29 %
               $200,001 - 250,000        33  $    7,649,961.30      11.83 %
               $250,001 - 300,000        49  $   13,512,021.43      20.89 %
               $300,001 - 350,000        26  $    8,248,156.56      12.75 %
               $350,001 - 400,000        24  $    9,089,134.05      14.05 %
               $400,001 - 450,000        13  $    5,549,761.23       8.58 %
               $450,001 - 500,000        12  $    5,759,115.69       8.90 %
               OVER $500,000             21  $   13,589,388.40      21.01 %
                                      ------  ----------------    ------------
               TOTAL                    187  $   64,675,259.69     100.00 %
                                      ======  ================


               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $93,405.66

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $993,077.98

                e) Years of initial Monthly Payment:
                                             1997-4
                                            Group I


                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1996         8  $    2,287,437.91       3.54 %
                  1997       179  $   62,387,821.78      96.46 %
                           ------  ----------------     ------------
                TOTAL        187  $   64,675,259.69     100.00 %
                           ======  ================

              f) Current Loan-to-Value Ratios:
                                       1997-4
                                      Group I


                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS     38  $   14,134,644.66      21.85 %
               60.01-70.00%       40  $   14,272,595.28      22.07 %
               70.01-75.00%       42  $   14,471,729.69      22.38 %
               75.01-80.00%       56  $   18,588,972.15      28.74 %
               80.01-85.00%        1  $      300,150.07       0.46 %
               85.01-90.00%        9  $    2,674,899.40       4.14 %
               90.01-95.00%        1  $      232,268.44       0.36 %
                               ------  ----------------     ------------
                    TOTAL        187  $   64,675,259.69     100.00 %
                               ======  ================

          g) Types of Mortgaged Properties:
                                    1997-4
                                   Group I


                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED    129  $   45,310,172.21      70.06 %
          DUPLEX                      3  $    1,408,960.30       2.18 %
          CONDOMINIUM                 6  $    1,507,082.85       2.33 %
          PLANNED UNIT DEVELOPMENT   49  $   16,449,044.33      25.43 %
                                 ------  -----------------     ---------
          TOTAL                     187  $   64,675,259.69     100.00 %
                                 ======  =================

     h) Geographic Distribution by state:
                                  1997-4
                                 Group I


                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ARIZONA                     1  $      264,181.95       0.41 %
     CALIFORNIA                155  $   54,127,873.16      83.69 %
     COLORADO                    1  $      389,089.14       0.60 %
     FLORIDA                     8  $    2,546,428.12       3.94 %
     GEORGIA                     3  $    1,006,565.27       1.56 %
     MISSOURI                    1  $      238,850.03       0.37 %
     PENNSYLVANIA                1  $      228,860.43       0.35 %
     TEXAS                      13  $    4,497,042.87       6.95 %
     WASHINGTON                  4  $    1,376,368.72       2.13 %
                            ------  -----------------     ------------
                     TOTAL     187  $   64,675,259.69     100.00 %
                            ======    ===============

                 i) Scheduled maturity years:
                                      1997-4
                                     Group I


                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2011       10   $    2,778,890.88       4.30 %
                    2012      177   $   61,896,368.81      95.70 %
                           ------  ------------------   ------------
                   TOTAL      187   $   64,675,259.69     100.00 %
                              ===  ==================


               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 177.7 months


               Latest scheduled maturity of any Mortgage Loan:
                                                   June, 2012

        j) Original Terms:
                   1997-4
                  Group I


                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              180             187   $  64,675,259.69     100.00 %
                           ------   ----------------     ------------
           TOTAL              187   $  64,675,259.69     100.00 %
                           ======   ================

     k) Documentation Program Types:
                             1997-4
                            Group I


                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     FULL DOCUMENTATION            156   $   56,275,213.90      87.01 %
     LIMITED DOCUMENTATION          31   $    8,400,045.79      12.99 %
                                  ------  ----------------  ------------
                       TOTAL       187   $   64,675,259.69     100.00 %
                                  ======  ================

              a) Number of loans: 696

              b) Mortgage Interest Rates:
                                  1997-4
                                Group II


                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 7.000%        2  $      614,987.18       0.27 %
                 7.125%        2  $      976,692.63       0.43 %
                 7.250%        5  $    1,823,172.19       0.80 %
                 7.375%       15  $    5,059,831.47       2.22 %
                 7.500%       34  $   12,983,065.05       5.71 %
                 7.625%       38  $   12,503,477.58       5.50 %
                 7.750%       92  $   30,065,060.52      13.21 %
                 7.875%      135  $   43,919,375.63      19.30 %
                 8.000%      140  $   47,638,587.23      20.94 %
                 8.125%       72  $   21,843,192.90       9.60 %
                 8.250%       79  $   25,427,516.82      11.18 %
                 8.375%       44  $   12,960,015.28       5.70 %
                 8.500%       29  $    9,313,528.56       4.09 %
                 8.625%        3  $      905,114.86       0.40 %
                 8.750%        4  $      965,597.24       0.42 %
                 9.000%        1  $      251,862.35       0.11 %
                 9.250%        1  $      270,750.00       0.12 %
                           -----   ----------------    -----------
                TOTAL        696  $  227,521,827.49     100.00 %
                           =====   ================

          c) Pass-Through Rates:
                         1997-4
                       Group II


                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.501 -  6.750%  $    614,987.18     7.000%          358
           6.751 -  7.000%  $  2,799,864.82     7.206%          358
           7.001 -  7.250%  $ 18,042,896.52     7.465%          358
           7.251 -  7.500%  $ 42,568,538.10     7.713%          358
           7.501 -  7.750%  $ 91,557,962.86     7.940%          359
           7.751 -  8.000%  $ 47,270,709.72     8.192%          359
           8.001 -  8.250%  $ 22,273,543.84     8.427%          359
           8.251 -  8.500%  $  1,870,712.10     8.690%          358
           8.501 -  8.750%  $    251,862.35     9.000%          359
           8.751 -  9.000%  $    270,750.00     9.250%          360
                            ---------------    ------         ------
                            $227,521,827.49     7.957% *        359 *
                            ===============


          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d) Original Principal Balances:
                                       1997-4
                                     Group II


                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $ 50,000 OR LESS           1  $       47,189.52       0.02 %
               $ 50,001 - 75,000          2  $      122,957.65       0.05 %
               $ 75,001 - 100,000         3  $      268,269.80       0.12 %
               $100,001 - 150,000         5  $      618,474.03       0.27 %
               $150,001 - 200,000        11  $    1,992,171.60       0.88 %
               $200,001 - 250,000       142  $   33,134,917.31      14.56 %
               $250,001 - 300,000       181  $   49,670,254.52      21.83 %
               $300,001 - 350,000       142  $   46,250,620.02      20.33 %
               $350,001 - 400,000        78  $   29,250,753.22      12.86 %
               $400,001 - 450,000        45  $   19,123,617.07       8.41 %
               $450,001 - 500,000        30  $   14,237,829.93       6.26 %
               OVER $500,000             56  $   32,804,772.82      14.42 %
                                      ------  ----------------    ------------
               TOTAL                    696  $  227,521,827.49     100.00 %
                                      ======  ================


               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $47,189.52

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $979,342.43

               e) Years of initial Monthly Payment:
                                            1997-4
                                          Group II


                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1996         5  $    1,659,047.76       0.73 %
                  1997       691  $  225,862,779.73      99.27 %
                           ------  ----------------     ------------
                TOTAL        696  $  227,521,827.49     100.00 %
                           ======  ================

               f) Current Loan-to-Value Ratios:
                                        1997-4
                                      Group II


                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS     51  $   18,237,016.28       8.02 %
               60.01-70.00%       79  $   27,467,356.84      12.07 %
               70.01-75.00%       85  $   27,171,400.00      11.94 %
               75.01-80.00%      383  $  127,417,790.54      56.00 %
               80.01-85.00%       10  $    2,940,020.58       1.29 %
               85.01-90.00%       69  $   19,757,675.37       8.68 %
               90.01-95.00%       19  $    4,530,567.88       1.99 %
                               ------  ----------------     ------------
                    TOTAL        696  $  227,521,827.49     100.00 %
                               ======  ================

         g)  Types of Mortgaged Properties:
                                    1997-4
                                  Group II


                                 AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED    507  $  167,869,246.52      73.78 %
          DUPLEX                      3  $    1,298,725.41       0.57 %
          CONDOMINIUM                40  $   11,249,771.78       4.94 %
          PLANNED UNIT DEVELOPMENT  146  $   47,104,083.78      20.70 %
                                 ------  -----------------     ------------
          TOTAL                     696  $  227,521,827.49     100.00 %
                                 ======  =================

     h)  Geographic Distribution by state:
                                   1997-4
                                 Group II


                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ARIZONA                     1  $      290,599.87       0.13 %
     CALIFORNIA                654  $  213,760,326.78      93.95 %
     COLORADO                    1  $      320,573.57       0.14 %
     FLORIDA                     5  $    1,310,567.64       0.58 %
     GEORGIA                     4  $    1,067,708.14       0.47 %
     HAWAII                      7  $    3,240,822.17       1.42 %
     NEVADA                      2  $      839,600.00       0.37 %
     OKLAHOMA                    2  $      369,047.87       0.16 %
     OREGON                      4  $    1,279,550.43       0.56 %
     TEXAS                       4  $    1,132,919.85       0.50 %
     WASHINGTON                 12  $    3,910,111.17       1.72 %
                            ------  -----------------     ------------
                     TOTAL     696  $  227,521,827.49     100.00 %
                            ======    ===============

                  i)  Scheduled maturity years:
                                        1997-4
                                      Group II


                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2016        1   $      180,847.87       0.08 %
                    2026        8   $    2,484,380.31       1.09 %
                    2027      687   $  224,856,599.31      98.83 %
                           ------  ------------------   ------------
                 TOTAL        696   $  227,521,827.49     100.00 %
                           ======  ==================


               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 358.3 months


               Latest scheduled maturity of any Mortgage Loan:
                                                   June, 2027

         j) Original Terms:
                    1997-4
                  Group II


                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              240               1   $     180,847.87       0.08 %
              360             695   $ 227,340,979.62      99.92 %
                           ------   ----------------     ------------
           TOTAL              696   $ 227,521,827.49     100.00 %
                           ======   ================

      k) Documentation Program Types:
                              1997-4
                            Group II


                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     FULL DOCUMENTATION            644   $  213,554,118.00      93.86 %
     LIMITED DOCUMENTATION          52   $   13,967,709.49       6.14 %
                                  ------  ----------------  ------------
                       TOTAL       696   $  227,521,827.49     100.00 %
                                  ======  ================

Item 7.                FINANCIAL STATEMENTS AND EXHIBITS

                       The following exhibit is furnished herewith:

                       4.1 Pooling and Servicing Agreement between PNC Mortgage Securities Corp., Depositor and Master Servicer, and First Bank National Association, Trustee, dated as of June 1, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 27, 1997.

                                   PNC MORTGAGE SECURITIES CORP.
                                   (Registrant)

                                   By:  \s\ Thomas G. Lehmann
                                        --------------------------------
                                        Thomas G. Lehmann
                                        Vice President
                                        (Authorized Officer)